AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER is made as of the 1st day of November, 2005

AMONG:

     BIO-SOLUTIONS INTL, INC., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 1281 SW 28th Avenue Boynton Beach FL. 33426 ("BIO-SOLUTIONS INTL")

AND:

     OMNIMED ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Nevada and a wholly owned subsidiary of BIO-SOLUTIONS INTL (the "Acquirer")

AND:

     OMNIMED INTERNATIONAL, INC., a body corporate formed pursuant to the laws of the State of Nevada and having an office for business located at 2 Ridgedale Avenue, Suite 217, Cedar Knolls, NJ 07927 ("Omnimed")

AND:

     Each of the shareholders of Omnimed that are named on the signature page of this Agreement (the "Omnimed Shareholders")


WHEREAS:

A. The Omnimed Shareholders own 49,474,500 Omnimed Shares, being 100% of the presently issued and outstanding Omnimed Shares;

B. BIO-SOLUTIONS INTL is a reporting company whose common stock is quoted on the OTC.BB "Bulletin Board" under the following symbol "BSOU.OB";

C. The respective Boards of Directors of BIO-SOLUTIONS INTL, Omnimed and the Acquirer deem it advisable and in the best interests of BIO-SOLUTIONS INTL, Omnimed and the Acquirer that Omnimed merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Nevada; and

D. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
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                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1 In this Agreement the following terms will have the following meanings:

     (a) "Acquisition Shares" means the 9,894,900 BIO-SOLUTIONS INTL Common Shares to be issued to the Omnimed Shareholders at Closing pursuant to the terms of the Merger;

     (b) "Additional Omnimed Statements" means the Statements of Omnimed Accounts Payable and Liabilities, Accounts Receivable, Bank Accounts, Debts to Related Parties, Equipment, Insurance Policies, Inventory and Material Contracts which are to be delivered by Omnimed to BIO-SOLUTIONS INTL pursuant to the terms hereof;

     (c)  "Agreement"   means   this   agreement   and  plan  of  merger   among
          BIO-SOLUTIONS   INTL,   the   Acquirer,   Omnimed,   and  the  Omnimed
          Shareholders;

     (d) "Audited BIO-SOLUTIONS INTL Financial Statements" means the financial statements of BIO-SOLUTIONS INTL for the two year periods ended June 30, 2005 and 2004, together with the unqualified auditors report thereon, prepared in accordance with Item 310 of Regulation SB, and which are to be delivered by BIO-SOLUTIONS INTL to Omnimed pursuant to the terms hereof;

     (e) "Omnimed Accounts Payable and Liabilities" means all accounts payable and liabilities of Omnimed, due and owing or otherwise constituting a binding obligation of Omnimed (other than a Omnimed Material Contract) as of June 30, 2005 as set forth in the Statement of Omnimed Accounts Payable and Liabilities to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (f) "Omnimed Accounts Receivable" means all accounts receivable and other debts owing to Omnimed as of June 30, 2005 as set forth in the Statement of Omnimed Accounts Receivable to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (g) "Omnimed Assets" means the undertaking and all the property and assets of the Omnimed Business of every kind and description wheresoever situated including, without limitation, Omnimed Equipment, Omnimed Inventory, Omnimed Material Contracts, Omnimed Accounts Receivable, Omnimed Cash, Omnimed Intangible Assets and Omnimed Goodwill, and all credit cards, charge cards and banking cards issued to Omnimed;

     (h) "Omnimed Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Omnimed or relating to the Omnimed Business as set forth in the Statement of Omnimed Bank Accounts to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (i) "Omnimed Business" means all aspects of the business conducted by Omnimed;

     (j) "Omnimed Cash" means all cash on hand or on deposit to the credit of Omnimed on the Closing Date;
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                                       3



     (k) "Omnimed Debt to Related Parties" means the debts owed by Omnimed to the Omnimed Shareholders or to any family member thereof, or to any affiliate, director or officer of Omnimed or the Omnimed Shareholders as described in the Statement of Omnimed Debt to Related Parties to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (l) "Omnimed Equipment" means all machinery, equipment, furniture, and furnishings used in the Omnimed Business, including, without limitation, the items more particularly described in the Statement of Omnimed Equipment to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (m) "Omnimed Goodwill" means the goodwill of the Omnimed Business together with the exclusive right of BIO-SOLUTIONS INTL to represent itself as carrying on the Omnimed Business in succession of Omnimed subject to the terms hereof, and the right to use any words indicating that the Omnimed Business is so carried on including the right to use the name "Omnimed" or "Omnimed International" or any variation thereof as part of the name of or in connection with the Omnimed Business or any part thereof carried on or to be carried on by Omnimed, the right to all corporate, operating and trade names associated with the Omnimed Business, or any variations of such names as part of or in connection with the Omnimed Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Omnimed Business, all necessary licenses and authorizations and any other rights used in connection with the Omnimed Business;

     (n) "Omnimed Insurance Policies" means the public liability insurance and insurance against loss or damage to Omnimed Assets and the Omnimed Business as described in the Statement of Omnimed Insurance to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (o) "Omnimed Intangible Assets" means all of the intangible assets of Omnimed, including, without limitation, Omnimed Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Omnimed;

     (p) "Omnimed Inventory" means all inventory and supplies of the Omnimed Business as of June 30, 2005 as set forth in the Statement of Omnimed Inventory to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (q) "Omnimed Material Contracts" means the burden and benefit of and the right, title and interest of Omnimed in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Omnimed is entitled in connection with the Omnimed Business whereunder Omnimed is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in the Statement of Omnimed Material Contracts to be delivered by Omnimed to BIO-SOLUTIONS INTL concurrent with the delivery of the Audited Omnimed Financial Statements;

     (r) "Omnimed Shares" means all of the issued and outstanding shares of Omnimed's equity stock;
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                                       4


     (s)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 10 hereof;

     (t) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (u) "Effective Time" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Nevada, which certificate shall provide that the Merger shall become effective upon such filing;

     (v)  "Material Adverse Change" means a greater than 10% negative  deviation
          from  previously   reported   financial   results   (annualized  where
          appropriate);

     (w) "Merger" means the merger, at the Effective Time, of Omnimed and the Acquirer pursuant to this Agreement and Plan of Merger;

     (x)  "Merger Consideration" means the Acquisition Shares;

     (y) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as BIO-SOLUTIONS INTL and Omnimed may mutually agree upon;

     (z) "State Corporation Law" means the General Corporation Law of the State of Nevada;

     (aa) "BIO-SOLUTIONS INTL Accounts Payable and Liabilities" means all accounts payable and liabilities of BIO-SOLUTIONS INTL, on a consolidated basis, due and owing or otherwise constituting a binding obligation of BIO-SOLUTIONS INTL and its subsidiaries (other than a BIO-SOLUTIONS INTL Material Contract) as of June 30, 2005 as set forth is Schedule "C" hereto;

     (bb) "BIO-SOLUTIONS INTL Accounts Receivable" means all accounts receivable and other debts owing to BIO-SOLUTIONS INTL, on a consolidated basis, as of June 30, 2005 as set forth in Schedule "D" hereto;

     (cc) "BIO-SOLUTIONS INTL Assets" means the undertaking and all the property and assets of the BIO-SOLUTIONS INTL Business of every kind and description wheresoever situated including, without limitation, BIO-SOLUTIONS INTL Equipment, BIO-SOLUTIONS INTL Inventory, BIO-SOLUTIONS INTL Material Contracts, BIO-SOLUTIONS INTL Accounts Receivable, BIO-SOLUTIONS INTL Cash, BIO-SOLUTIONS INTL Intangible Assets and BIO-SOLUTIONS INTL Goodwill, and all credit cards, charge cards and banking cards issued to BIO-SOLUTIONS INTL;

     (dd) "BIO-SOLUTIONS INTL Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of BIO-SOLUTIONS INTL and its subsidiaries or relating to the BIO-SOLUTIONS INTL Business as set forth in Schedule "E" hereto;

     (ee) "BIO-SOLUTIONS INTL Business" means all aspects of any business conducted by BIO-SOLUTIONS INTL and its subsidiaries;

     (ff) "BIO-SOLUTIONS INTL Cash" means all cash on hand or on deposit to the credit of BIO-SOLUTIONS INTL and its subsidiaries on the Closing Date;

     (gg) "BIO-SOLUTIONS INTL Common Shares" means the shares of common stock in the capital of BIO-SOLUTIONS INTL;

     (hh) "BIO-SOLUTIONS  INTL Debt to Related  Parties" means the debts owed by

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                                       5



          BIO-SOLUTIONS   INTL  to  any   affiliate,   director  or  officer  of
          BIO-SOLUTIONS INTL as described in Schedule "F" hereto;

     (ii) "BIO-SOLUTIONS INTL Equipment" means all machinery, equipment, furniture, and furnishings used in the BIO-SOLUTIONS INTL Business, including, without limitation, the items more particularly described in Schedule "G" hereto;

     (jj) "BIO-SOLUTIONS INTL Goodwill" means the goodwill of the BIO-SOLUTIONS INTL Business including the right to all corporate, operating and trade names associated with the BIO-SOLUTIONS INTL Business, or any variations of such names as part of or in connection with the
          BIO-SOLUTIONS INTL Business, all books and records and other information relating to the BIO-SOLUTIONS INTL Business, all necessary licenses and authorizations and any other rights used in connection with the BIO-SOLUTIONS INTL Business;

     (kk) "BIO-SOLUTIONS INTL Insurance Policies" means the public liability insurance and insurance against loss or damage to the BIO-SOLUTIONS INTL Assets and the BIO-SOLUTIONS INTL Business as described in Schedule "H" hereto;

     (ll) "BIO-SOLUTIONS INTL Intangible Assets" means all of the intangible assets of BIO-SOLUTIONS INTL and its subsidiaries, including, without limitation, BIO-SOLUTIONS INTL Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of BIO-SOLUTIONS INTL and its subsidiaries;

     (mm) "BIO-SOLUTIONS INTL Inventory" means all inventory and supplies of the BIO-SOLUTIONS INTL Business as of June 30, 2005, as set forth in Schedule "I" hereto;

     (nn) "BIO-SOLUTIONS INTL Material Contracts" means the burden and benefit of and the right, title and interest of BIO-SOLUTIONS INTL and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which BIO-SOLUTIONS INTL or its subsidiaries are entitled whereunder
          BIO-SOLUTIONS INTL or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "J" hereto;

     (oo) "Surviving Company" means the Acquiror following the merger with Omnimed.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:
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                                       6



Information concerning BIO-SOLUTIONS INTL

         Schedule "C"        BIO-SOLUTIONS INTL Accounts Payable and Liabilities
         Schedule "D"        BIO-SOLUTIONS INTL Accounts Receivable
         Schedule "E"        BIO-SOLUTIONS INTL Bank Accounts
         Schedule "F"        BIO-SOLUTIONS INTL Debts to Related Parties
         Schedule "G"        BIO-SOLUTIONS INTL Equipment
         Schedule "H"        BIO-SOLUTIONS INTL Insurance Policies
         Schedule "I"        BIO-SOLUTIONS INTL Inventory
         Schedule "J"        BIO-SOLUTIONS INTL Material Contracts

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

The Merger

2.1 At Closing, Omnimed shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of Omnimed shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

Effect of the Merger

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Omnimed or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Omnimed and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Omnimed and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of Omnimed and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Omnimed or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

Certificate of Incorporation; Bylaws; Directors and Officers

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of the Acquirer as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of

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                                       7



Omnimed at the Effective Time shall continue to be the Directors of the Surviving Company after the Closing.

Conversion of Securities

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Omnimed or the Omnimed Shareholders, the shares of capital stock of each of Omnimed and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

     (b) Conversion of Omnimed Shares. Each Omnimed Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of Omnimed Shares outstanding immediately prior to Closing. All such Omnimed Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

Adherence with Applicable Securities Laws

2.5 The Omnimed Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to BIO-SOLUTIONS INTL;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to BIO-SOLUTIONS INTL an opinion of counsel to that effect or such other written opinion as may be reasonably required by BIO-SOLUTIONS INTL.

     The Omnimed Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

          NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS

          OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                              OF BIO-SOLUTIONS INTL

Representations and Warranties

3.1 BIO-SOLUTIONS INTL hereby represents and warrants in all material respects to Omnimed and the Omnimed Shareholders, with the intent that Omnimed and the Omnimed Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

BIO-SOLUTIONS INTL - Corporate Status and Capacity

     (a) Incorporation. BIO-SOLUTIONS INTL is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

     (b) Carrying on Business. BIO-SOLUTIONS INTL conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. BIO-SOLUTIONS INTL is duly authorized to carry on such business in Nevada. The nature of the BIO-SOLUTIONS INTL Business does not require BIO-SOLUTIONS INTL to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. BIO-SOLUTIONS INTL has the corporate power, capacity and authority to own the BIO-SOLUTIONS INTL Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. BIO-SOLUTIONS INTL is currently required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, and the BIO-SOLUTIONS INTL Common Shares are quoted on the "Bulletin Board";

Acquirer - Corporate Status and Capacity

     (e) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

     (f) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date;

     (g) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

BIO-SOLUTIONS INTL - Capitalization

     (h) Authorized Capital. The authorized capital of BIO-SOLUTIONS INTL consists of 100,000,000 BIO-SOLUTIONS INTL Common Shares, $0.0001 par value and 10,000,000 shares of preferred stock. $0.001 par value, of which 520,694 BIO-SOLUTIONS INTL Common Shares, and no shares of preferred stock are presently issued and outstanding;

     (i) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of BIO-SOLUTIONS INTL Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of BIO-SOLUTIONS INTL;

Acquirer Capitalization

     (j) Authorized Capital. The authorized capital of the Acquirer consists of 200 shares of common stock, $0.0001 par value, of which one share of common stock is presently issued and outstanding;

     (k) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of any common or preferred shares in the Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

BIO-SOLUTIONS INTL - Records and Financial Statements

     (l) Charter Documents. The charter documents of BIO-SOLUTIONS INTL and the Acquirer have not been altered since the incorporation of each, respectively, except as filed in the record books of BIO-SOLUTIONS INTL or the Acquirer, as the case may be;

     (m) Corporate Minute Books. The corporate minute books of BIO-SOLUTIONS INTL and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by BIO-SOLUTIONS INTL and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of BIO-SOLUTIONS INTL and its subsidiaries. BIO-SOLUTIONS INTL and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

     (n) BIO-SOLUTIONS INTL Financial Statements. The Audited BIO-SOLUTIONS INTL Financial Statements, when delivered, will present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of BIO-SOLUTIONS INTL as of the respective dates thereof, and the sales and earnings of the BIO-SOLUTIONS INTL Business during the periods covered thereby, in all material respects, and will have been prepared in substantial accordance with generally accepted accounting principles consistently applied and the requirements of Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

     (o) BIO-SOLUTIONS INTL Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of BIO-SOLUTIONS INTL or its subsidiaries which are not disclosed in Schedule "C" hereto or reflected in the Unaudited BIO-SOLUTIONS INTL Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Unaudited BIO-SOLUTIONS INTL

          Financial Statements, and neither BIO-SOLUTIONS INTL nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of BIO-SOLUTIONS INTL as of June 30, 2005, are described in Schedule "C" hereto;

     (p) BIO-SOLUTIONS INTL Accounts Receivable. All the BIO-SOLUTIONS INTL Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of BIO-SOLUTIONS INTL, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of BIO-SOLUTIONS INTL as of June 30, 2005, are described in Schedule "D" hereto;

     (q) BIO-SOLUTIONS INTL Bank Accounts. All of the BIO-SOLUTIONS INTL Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "E" hereto;

     (r) No Debt to Related Parties. Except as disclosed in Schedule "F" hereto, neither BIO-SOLUTIONS INTL nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of BIO-SOLUTIONS INTL except accounts payable on account of bona fide business transactions of BIO-SOLUTIONS INTL incurred in normal course of the BIO-SOLUTIONS INTL Business, including employment agreements, none of which are more than 30 days in arrears;

     (s) No Related Party Debt to BIO-SOLUTIONS INTL. No director or officer or affiliate of BIO-SOLUTIONS INTL is now indebted to or under any financial obligation to BIO-SOLUTIONS INTL or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

     (t) No Dividends. No dividends or other distributions on any shares in the capital of BIO-SOLUTIONS INTL have been made, declared or authorized since the date of Unaudited BIO-SOLUTIONS INTL Financial Statements;

     (u) No Payments. No payments of any kind have been made or authorized since the date of the Unaudited BIO-SOLUTIONS INTL Financial Statements to or on behalf of officers, directors, shareholders or employees of BIO-SOLUTIONS INTL or its subsidiaries or under any management agreements with BIO-SOLUTIONS INTL or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (v) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting BIO-SOLUTIONS INTL;

     (w) No Adverse Events. Since the date of the Unaudited BIO-SOLUTIONS INTL Financial Statements

          (i) there has not been any material adverse change in the consolidated financial position or condition of BIO-SOLUTIONS INTL, its subsidiaries, its liabilities or the BIO-SOLUTIONS INTL Assets or any damage, loss or other change in circumstances materially affecting BIO-SOLUTIONS INTL, the BIO-SOLUTIONS INTL Business or the BIO-SOLUTIONS INTL Assets or BIO-SOLUTIONS INTL' right to carry on the BIO-SOLUTIONS INTL Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage,  destruction,  loss or other event

               (whether or not covered by insurance) materially and adversely affecting BIO-SOLUTIONS INTL, its subsidiaries, the BIO-SOLUTIONS INTL Business or the BIO-SOLUTIONS INTL Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by BIO-SOLUTIONS INTL to any of BIO-SOLUTIONS INTL' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the BIO-SOLUTIONS INTL Business has been and continues to be carried on in the ordinary course,

          (v) BIO-SOLUTIONS INTL has not waived or surrendered any right of material value,

          (vi) neither BIO-SOLUTIONS INTL nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

BIO-SOLUTIONS INTL - Income Tax Matters

     (x) Tax Returns. All tax returns and reports of BIO-SOLUTIONS INTL and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by BIO-SOLUTIONS INTL and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (y) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by BIO-SOLUTIONS INTL or its subsidiaries. BIO-SOLUTIONS INTL is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

BIO-SOLUTIONS INTL - Applicable Laws and Legal Matters

     (z) Licenses. BIO-SOLUTIONS INTL and its subsidiaries hold all licenses and permits as may be requisite for carrying on the BIO-SOLUTIONS INTL Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the BIO-SOLUTIONS INTL Business;

     (aa) Applicable Laws. Neither BIO-SOLUTIONS INTL nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the BIO-SOLUTIONS INTL Business, and to BIO-SOLUTIONS INTL' knowledge, neither BIO-SOLUTIONS INTL nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the BIO-SOLUTIONS INTL Business;

     (bb) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to BIO-SOLUTIONS INTL, its subsidiaries, the BIO-SOLUTIONS INTL Business, or any of the BIO-SOLUTIONS INTL Assets nor does BIO-SOLUTIONS INTL have any knowledge of any deliberate act or omission of BIO-SOLUTIONS INTL or its subsidiaries that would form any material basis for any such action or proceeding;

     (cc) No Bankruptcy. Neither BIO-SOLUTIONS INTL nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against BIO-SOLUTIONS INTL or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of BIO-SOLUTIONS INTL or its subsidiaries;

     (dd) Labor Matters. Neither BIO-SOLUTIONS INTL nor its subsidiaries are party to any collective agreement relating to the BIO-SOLUTIONS INTL Business with any labor union or other association of employees and no part of the BIO-SOLUTIONS INTL Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of BIO-SOLUTIONS INTL, has made any attempt in that regard;

     (ee) Finder's Fees. Neither BIO-SOLUTIONS INTL nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of BIO-SOLUTIONS INTL and the Acquirer;

     (gg) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of BIO-SOLUTIONS INTL or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which BIO-SOLUTIONS INTL or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the BIO-SOLUTIONS INTL Material Contracts, or any right or rights enjoyed by BIO-SOLUTIONS INTL or its subsidiaries,

          (iii) result in any alteration of BIO-SOLUTIONS INTL' or its subsidiaries' obligations under any agreement to which BIO-SOLUTIONS INTL or its subsidiaries are party including, without limitation, the BIO-SOLUTIONS INTL Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the BIO-SOLUTIONS INTL Assets,

          (v)  result in the  imposition of any tax  liability to  BIO-SOLUTIONS

               INTL or its subsidiaries relating to the BIO-SOLUTIONS INTL Assets, or

          (vi) violate any court order or decree to which either BIO-SOLUTIONS INTL or its subsidiaries are subject;

The BIO-SOLUTIONS INTL Assets - Ownership and Condition

     (hh) Business Assets. The BIO-SOLUTIONS INTL Assets comprise all of the property and assets of the BIO-SOLUTIONS INTL Business, and no other person, firm or corporation owns any assets used by BIO-SOLUTIONS INTL or its subsidiaries in operating the BIO-SOLUTIONS INTL Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "J" hereto;

     (ii) Title. BIO-SOLUTIONS INTL or its subsidiaries are the legal and beneficial owner of the BIO-SOLUTIONS INTL Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "J" hereto;

     (jj) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the BIO-SOLUTIONS INTL Assets;

     (kk) BIO-SOLUTIONS INTL Insurance Policies. BIO-SOLUTIONS INTL and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the BIO-SOLUTIONS INTL Assets and the BIO-SOLUTIONS INTL Business as described in Schedule "H" hereto;

     (ll) BIO-SOLUTIONS INTL Material Contracts. The BIO-SOLUTIONS INTL Material Contracts listed in Schedule "J" constitute all of the material contracts of BIO-SOLUTIONS INTL and its subsidiaries;

     (mm) No Default. There has not been any default in any material obligation of BIO-SOLUTIONS INTL or any other party to be performed under any of the BIO-SOLUTIONS INTL Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "J" hereto), and BIO-SOLUTIONS INTL is not aware of any default in the obligations of any other party to any of the BIO-SOLUTIONS INTL Material Contracts;

     (nn) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of BIO-SOLUTIONS INTL or its subsidiaries. Neither BIO-SOLUTIONS INTL nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

BIO-SOLUTIONS INTL Assets - BIO-SOLUTIONS INTL Equipment

     (oo) BIO-SOLUTIONS INTL Equipment. The BIO-SOLUTIONS INTL Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

BIO-SOLUTIONS INTL Assets - BIO-SOLUTIONS INTL Goodwill and Other Assets

     (pp) BIO-SOLUTIONS INTL Goodwill. BIO-SOLUTIONS INTL and its subsidiaries does not carry on the BIO-SOLUTIONS INTL Business under any other business or trade names. BIO-SOLUTIONS INTL does not have any knowledge of any infringement by BIO-SOLUTIONS INTL or its subsidiaries of any patent, trademarks, copyright or trade secret;

The BIO-SOLUTIONS INTL Business

     (qq) Maintenance of Business. Since the date of the Unaudited BIO-SOLUTIONS INTL Financial Statements, BIO-SOLUTIONS INTL and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (rr) Subsidiaries. Except for the Acquirer, BIO-SOLUTIONS INTL does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

BIO-SOLUTIONS INTL - Acquisition Shares

     (ss) Acquisition Shares. The Acquisition Shares when delivered to the holders of Omnimed Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of BIO-SOLUTIONS INTL, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of BIO-SOLUTIONS INTL contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Omnimed or the Omnimed Shareholders, the representations and warranties of BIO-SOLUTIONS INTL shall survive the Closing.

Indemnity

3.3 BIO-SOLUTIONS INTL agrees to indemnify and save harmless Omnimed and the Omnimed Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of BIO-SOLUTIONS INTL to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by BIO-SOLUTIONS INTL to Omnimed or the Omnimed Shareholders hereunder.


                                    ARTICLE 4
                         COVENANTS OF BIO-SOLUTIONS INTL

Covenants

4.1 BIO-SOLUTIONS INTL covenants and agrees with Omnimed and the Omnimed Shareholders that it will:

     (a) Conduct of Business. Until the Closing, conduct the BIO-SOLUTIONS INTL Business diligently and in the ordinary course consistent with the manner in which the BIO-SOLUTIONS INTL Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the BIO-SOLUTIONS INTL Business and the BIO-SOLUTIONS INTL Assets and, without limitation, preserve for Omnimed BIO-SOLUTIONS INTL's and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Omnimed, the Omnimed Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of BIO-SOLUTIONS INTL, and furnish to Omnimed, the Omnimed Shareholders and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the BIO-SOLUTIONS INTL Assets notwithstanding the change in control of Omnimed arising from the Merger;


     (e) Name Change. Forthwith after the Closing, take such steps are required to change the name of BIO-SOLUTIONS INTL to "Omnimed International, Inc." or such similar name as may be acceptable to the board of directors of Omnimed; and

     (f) Registration of Spin-off Shares. Forthwith after the Closing, take such steps as are required to register the shares of Bio-Solutions Franchise Corp. that were spun-off to the shareholders of BIO-SOLUTIONS INTL, by way of filing either a Registration Statement on Form 10 or Form SB-2.

Authorization

4.2 BIO-SOLUTIONS INTL hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting BIO-SOLUTIONS INTL and its subsidiaries to release any and all information in their possession respecting BIO-SOLUTIONS INTL and its subsidiaries to Omnimed. BIO-SOLUTIONS INTL shall promptly execute and deliver to Omnimed any and all consents to the release of information and specific authorizations which Omnimed reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Omnimed and the Omnimed Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                            THE OMNIMED SHAREHOLDERS

Representations and Warranties

5.1 The Omnimed Shareholders hereby jointly and severally represent and warrant in all material respects to BIO-SOLUTIONS INTL, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Omnimed - Corporate Status and Capacity

     (a) Incorporation. Omnimed is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

     (b) Carrying on Business. Omnimed is duly authorized to carry on such business in all jurisdictions where the nature of its business requires it to do so;

     (c) Corporate Capacity. Omnimed has the corporate power, capacity and authority to own the Omnimed Assets and to enter into and complete this Agreement;

Omnimed - Capitalization

     (d) Authorized Capital. The authorized capital of Omnimed consists of 50,000,000 shares of common stock, $.001 par value per share;

     (e) (e) Ownership of Omnimed Shares. The issued and outstanding share capital of Omnimed will on Closing consist of 49,474,500 common shares (being the Omnimed Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Omnimed Shareholders will be at Closing the registered and beneficial owners of 49,474,500 Omnimed Shares. The Omnimed Shares owned by the Omnimed Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option, Warrant or Other Right. Except as disclosed on Schedule 5.1, No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Omnimed Shares held by the Omnimed Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Omnimed;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Omnimed Shares contained in the charter documents of Omnimed or under any agreement;

Omnimed - Records and Financial Statements

     (h) Charter Documents. The charter documents of Omnimed have not been altered since its incorporation date, except as filed in the record books of Omnimed;

     (i) Corporate Minute Books. The corporate minute books of Omnimed are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Omnimed which required director or shareholder approval are reflected on the corporate minute books of Omnimed. Neither Omnimed are in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws;

     (j) Omnimed Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Omnimed which are not disclosed in the Statement of Omnimed Accounts Payable and Liabilities, and Omnimed has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

     (k) Omnimed Accounts Receivable. All the Omnimed Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Omnimed Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Omnimed as of June 30, 2005, will be described in the Statement of Omnimed Accounts Receivable;

     (l) Omnimed Bank Accounts. All of the Omnimed Bank Accounts, their location, numbers and the authorized signatories at the Closing Date will be set forth in the Statement of Omnimed Bank Accounts;

     (m) No Debt to Related Parties. Except as disclosed in the Statement of Omnimed Debts to Related Parties, Omnimed will on Closing not be indebted to the Omnimed Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Omnimed or the Omnimed Shareholders except accounts payable on account of bona fide business transactions of Omnimed incurred in normal course of Omnimed Business, including employment agreements with the Omnimed Shareholders, none of which are more than 30 days in arrears;

     (n) No Related Party Debt to Omnimed. No Omnimed Shareholder nor any director, officer or affiliate of Omnimed are now indebted to or under any financial obligation to Omnimed on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (o) No Dividends. No dividends or other distributions on any shares in the capital of Omnimed have been made, declared or authorized since the date of the Omnimed Financial Statements;

     (p) No Payments. No payments of any kind have been made or authorized since the date of the Omnimed Financial Statements to or on behalf of the Omnimed Shareholders or to or on behalf of officers, directors, shareholders or employees of Omnimed or under any management agreements with Omnimed, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Omnimed, other than any such plans disclosed in the Omnimed Financial Statements;

     (r)  No Adverse Events. Since the date of the Omnimed Financial Statements:

          (i) there has not been any Material Adverse Change in the consolidated financial position or condition of Omnimed, its liabilities or the Omnimed Assets or any damage, loss or other change in circumstances materially affecting Omnimed, the Omnimed Business or the Omnimed Assets or Omnimed's right to carry on the Omnimed Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Omnimed, the Omnimed Business or the Omnimed Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Omnimed to the Omnimed Shareholders or to any of Omnimed's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Omnimed Business has been and continues to be carried on in the ordinary course,

          (v) Omnimed has not waived or surrendered any right of material value,

          (vi) Omnimed  has   discharged  or  satisfied  or  paid  any  lien  or
               encumbrance  or  obligation  or  liability   other  than  current
               liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Omnimed - Income Tax Matters

     (s) Tax Returns. All tax returns and reports of Omnimed required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Omnimed or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Omnimed. Omnimed is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Omnimed - Applicable Laws and Legal Matters

     (u) Licenses. Omnimed holds all licenses and permits as may be requisite for carrying on the Omnimed Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Omnimed Business;

     (v) Applicable Laws. Omnimed has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the

          Omnimed Business, and, to the knowledge of the Omnimed Shareholders, Omnimed is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Omnimed Business;

     (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Omnimed, the Omnimed Business, or any of the Omnimed Assets, nor do the Omnimed Shareholders have any knowledge of any deliberate act or omission of Omnimed that would form any material basis for any such action or proceeding;

     (x) No Bankruptcy. Omnimed has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Omnimed and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Omnimed;

     (y) Labor Matters. Omnimed is not party to any collective agreement relating to the Omnimed Business with any labor union or other association of employees and no part of the Omnimed Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Omnimed Shareholders, has made any attempt in that regard.

     (z) Finder's Fees. Omnimed is not party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Omnimed;

     (bb) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Omnimed or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Omnimed is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Omnimed Material Contracts, or any right or rights enjoyed by Omnimed,

          (iii) result in any  alteration  of  Omnimed's  obligations  under any
               agreement  to  which  Omnimed  is  a  party  including,   without
               limitation, the Omnimed Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Omnimed Assets,

          (v) result in the imposition of any tax liability to Omnimed relating to Omnimed Assets or the Omnimed Shares, or

          (vi) violate any court order or decree to which Omnimed is subject;

Omnimed Assets - Ownership and Condition

     (cc) Business Assets. The Omnimed Assets comprise all of the property and assets of the Omnimed Business, and neither the Omnimed Shareholders nor any other person, firm or corporation owns any assets used by Omnimed in operating the Omnimed Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in the Statement of Omnimed Equipment or the Statement of Omnimed Material Contracts;

     (dd) Title. Omnimed is the legal and beneficial owner of the Omnimed Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in the Statement of Omnimed Equipment or the Statement of Omnimed Material Contracts;

     (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Omnimed Assets;

     (ff) Omnimed Insurance Policies. Omnimed maintains the public liability insurance and insurance against loss or damage to the Omnimed Assets and the Omnimed Business as described in the Statement of Omnimed Insurance;

     (gg) Omnimed Material Contracts. The Omnimed Material Contracts listed in the Statement of Omnimed Material Contracts constitute all of the material contracts of Omnimed;

     (hh) No Default. There has not been any default in any material obligation of Omnimed or any other party to be performed under any of Omnimed Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in the Statement of Omnimed Material Contracts), and Omnimed is not aware of any default in the obligations of any other party to any of the Omnimed Material Contracts;

     (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Omnimed. Omnimed is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Omnimed Assets - Omnimed Equipment

     (jj) Omnimed Equipment. The Omnimed Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Omnimed Assets - Omnimed Goodwill and Other Assets

     (kk) Omnimed Goodwill. Omnimed carries on the Omnimed Business only under the name "Omnimed International, Inc.", and variations thereof and under no other business or trade names. The Omnimed Shareholders do not have any knowledge of any infringement by Omnimed of any patent, trademark, copyright or trade secret;

The Business of Omnimed

     (ll) Maintenance of Business. Since the date of the Omnimed Financial Statements, the Omnimed Business has been carried on in the ordinary course and Omnimed has not entered into any material agreement or commitment except in the ordinary course; and

     (mm) Subsidiaries. Omnimed does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Omnimed does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Omnimed contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by BIO-SOLUTIONS INTL, the representations and warranties of Omnimed shall survive the Closing.

Indemnity

5.3 The Omnimed Shareholders agree to indemnify and save harmless BIO-SOLUTIONS INTL from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Omnimed Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Omnimed or the Omnimed Shareholders to BIO-SOLUTIONS INTL hereunder.


                                    ARTICLE 6
                            COVENANTS OF OMNIMED AND
                            THE OMNIMED SHAREHOLDERS

Covenants

6.1 Omnimed and the Omnimed Shareholders covenant and agree with BIO-SOLUTIONS INTL that they will:

     (a) Conduct of Business. Until the Closing, conduct the Omnimed Business diligently and in the ordinary course consistent with the manner in which the Omnimed Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Omnimed Business and the Omnimed Assets and, without limitation, preserve for BIO-SOLUTIONS INTL Omnimed's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give BIO-SOLUTIONS INTL and its representatives full access to all of the properties, books, contracts, commitments and records of Omnimed relating to Omnimed, the Omnimed Business and the Omnimed Assets, and furnish to BIO-SOLUTIONS INTL and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Omnimed Assets, including the Omnimed Material Contracts, notwithstanding the change in control of Omnimed arising from the Merger;

     (e) Name Change. Forthwith after the Closing, Omnimed and the Omnimed Shareholders shall take such steps are required to change the name of

          BIO-SOLUTIONS INTL to "Omnimed International, Inc" or such similar name as may be acceptable to the board of directors of BIO-SOLUTIONS INTL;

Authorization

6.2 Omnimed hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Omnimed to release any and all information in their possession respecting Omnimed to BIO-SOLUTIONS INTL. Omnimed shall promptly execute and deliver to BIO-SOLUTIONS INTL any and all consents to the release of information and specific authorizations which BIO-SOLUTIONS INTL reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of BIO-SOLUTIONS INTL.


                                    ARTICLE 7

                           [INTENTIONALLY LEFT BLANK]

                                    ARTICLE 8
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of BIO-SOLUTIONS INTL

8.1 BIO-SOLUTIONS INTL's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to BIO-SOLUTIONS INTL hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Omnimed or the Omnimed Shareholders at or prior to the Closing will have been complied with or performed;

     (c) title to the Omnimed Shares held by the Omnimed Shareholders and to the Omnimed Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

     (d) the Certificate of Merger shall be executed by Omnimed in form acceptable for filing with the Nevada Secretary of State;

     (e)  subject to Article 9 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Omnimed, its liabilities or the Omnimed Assets or any damage, loss or other change in circumstances materially and adversely affecting Omnimed, the Omnimed Business or the Omnimed Assets or Omnimed's right to carry on the Omnimed Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Omnimed or the Omnimed
               Business (whether or not covered by insurance) materially and adversely affecting Omnimed, the Omnimed Business or the Omnimed Assets;

     (f) Omnimed will have caused the Additional Omnimed Statements to be prepared and delivered to BIO-SOLUTIONS INTL; and

     (g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


Waiver by BIO-SOLUTIONS INTL

8.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of BIO-SOLUTIONS INTL and any such condition may be waived in whole or in part by BIO-SOLUTIONS INTL at or prior to the Closing by delivering to Omnimed a written waiver to that effect signed by BIO-SOLUTIONS INTL. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, BIO-SOLUTIONS INTL shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Omnimed and the Omnimed Shareholders

8.3 The obligations of Omnimed and the Omnimed Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Omnimed hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by BIO-SOLUTIONS INTL at or prior to the Closing will have been complied with or performed;

     (c) BIO-SOLUTIONS INTL will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to Omnimed at the Closing and the Acquisition Shares will be registered on the books of BIO-SOLUTIONS INTL in the names of the holders of Omnimed Shares at the Effective Time;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Nevada Secretary of State;

     (f)  subject to Article 9 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of BIO-SOLUTIONS INTL, its subsidiaries, their liabilities or the BIO-SOLUTIONS INTL Assets or any damage, loss or other change in circumstances materially and adversely affecting BIO-SOLUTIONS INTL, the BIO-SOLUTIONS INTL Business or the BIO-SOLUTIONS INTL Assets or BIO-SOLUTIONS INTL' right to carry on the BIO-SOLUTIONS INTL Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to BIO-SOLUTIONS INTL or the BIO-SOLUTIONS INTL Business (whether or not covered by insurance) materially and adversely affecting BIO-SOLUTIONS INTL, its subsidiaries, the BIO-SOLUTIONS INTL Business or the BIO-SOLUTIONS INTL Assets;

     (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

     (i) BIO-SOLUTIONS INTL will have delivered the Audited BIO-SOLUTIONS INTL Financial Statements to Omnimed; and

     (j) the satisfaction of all liabilities of BIO-SOLUTIONS INTL on or prior to the Closing Date, including, but not limited to the conversion of the liabilities described on Schedule C into an aggregate of 1,500,000 shares of common stock of BIO-SOLUTIONS INTL, save and except for liabilities incurred in connection with the Merger.

Waiver by Omnimed and the Omnimed Shareholders

8.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Omnimed and the Omnimed Shareholders and any such condition may be waived in whole or in part by Omnimed or the Omnimed Shareholders at or prior to the Closing by delivering to BIO-SOLUTIONS INTL a written waiver to that effect signed by Omnimed and the Omnimed Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Omnimed and the Omnimed Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

8.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

8.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before November 30, 2004, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

8.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Omnimed and BIO-SOLUTIONS INTL and the contents thereof confidential and not utilize nor reveal or release same.


                                    ARTICLE 9
                                      RISK

Material Change in the Business of Omnimed

9.1 If any material loss or damage to the Omnimed Business occurs prior to Closing and such loss or damage, in BIO-SOLUTIONS INTL' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, BIO-SOLUTIONS INTL shall, within two (2) days following any such loss or damage, by notice in writing to Omnimed, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to BIO-SOLUTIONS INTL' obligations to carry out the transactions contemplated hereby, be vested in Omnimed or otherwise adequately secured to the satisfaction of BIO-SOLUTIONS INTL on or before the Closing Date.

Material Change in the BIO-SOLUTIONS INTL Business

9.2 If any material loss or damage to the BIO-SOLUTIONS INTL Business occurs prior to Closing and such loss or damage, in Omnimed's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Omnimed shall, within two (2) days following any such loss or damage, by notice in writing to BIO-SOLUTIONS INTL, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Omnimed's obligations to carry out the transactions contemplated hereby, be vested in BIO-SOLUTIONS INTL or otherwise adequately secured to the satisfaction of Omnimed on or before the Closing Date.


                                   ARTICLE 10
                                     CLOSING

Closing

10.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Omnimed

10.2 On or before the Closing, Omnimed and the Omnimed Shareholders will deliver or cause to be delivered to BIO-SOLUTIONS INTL:

     (a) the original or certified copies of the charter documents of Omnimed and all corporate records documents and instruments of Omnimed and all books and accounts of Omnimed;

     (b) all reasonable consents or approvals required to be obtained by Omnimed for the purposes of completing the Merger and preserving and maintaining the interests of Omnimed under any and all Omnimed Material Contracts and in relation to Omnimed Assets;

     (c) certified copies of such resolutions of the shareholders and directors of Omnimed as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Omnimed and the Omnimed Shareholders of the satisfaction of the conditions precedent set forth in section 8.3 hereof;

     (e)  the Certificate of Merger, duly executed by Omnimed; and

     (f) such other documents as BIO-SOLUTIONS INTL may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by BIO-SOLUTIONS INTL

10.3 On or before the Closing, BIO-SOLUTIONS INTL shall deliver or cause to be delivered to Omnimed and the Omnimed Shareholders:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Omnimed Common Stock;

     (b) certified copies of such resolutions of the directors of BIO-SOLUTIONS INTL as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of BIO-SOLUTIONS INTL dated as of the Closing Date appointing the nominees of Omnimed as officers of Omnimed;

     (d)  an  undated   resolution  of  the  directors  of  BIO-SOLUTIONS   INTL
          appointing  the nominee of the Omnimed  Shareholders  listed  below in
          Article 11 to the board of directors of BIO-SOLUTIONS INTL;

     (e)  undated   resignation  of  Michael  E.  Bobrick,   as  a  director  of
          BIO-SOLUTIONS INTL;

     (f) an acknowledgement from BIO-SOLUTIONS INTL of the satisfaction of the conditions precedent set forth in section 8.1 hereof;

     (g)  the Certificate of Merger, duly executed by the Acquirer;

     (h) such other documents as Omnimed may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 11
                              POST-CLOSING MATTERS

     Forthwith after the Closing, BIO-SOLUTIONS INTL, Omnimed and the Omnimed Shareholders, as the case may be, agree to use all their best efforts to:

     (a) file the Certificate of Merger with Secretary of State of the State of Nevada;

     (b) within 10 days of the Closing, take such steps are required to change the name of BIO-SOLUTIONS INTL to "OmniMed International, Inc" or such similar name as may be acceptable to the board of directors of BIO-SOLUTIONS INTL;

                                   ARTICLE 12
                               GENERAL PROVISIONS

Arbitration

12.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

12.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

12.3 The address for service of notice of each of the parties hereto is as follows:

     (a)  BIO-SOLUTIONS INTL or the Acquirer:

          BIO-SOLUTIONS INTL, Inc.
          1281 SW 28th Avenue
          Boynton Beach Fl 33426


     (b)  Omnimed or the Omnimed Shareholders:

          Omnimed International, Inc.
          ----------------
          2 Ridgedale Avenue
          Suite 217
          Cedar Knolls, New Jersey 07927________________

          With a copy to:

          Sichenzia Ross Friedman Ference LLP
          1065 Avenue of the Americas
          New York, New York 10018
          Attn:  Michael H. Ference, Esq.
          Phone:  (212) 930-9700
          Telecopier:  (212) 930-9725


Change of Address

12.4 Any party may, by notice to the other parties change its address for notice to some other address in the United States and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

12.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

12.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

12.7 The  provisions  contained  herein  constitute the entire  agreement  among
Omnimed, the Omnimed Shareholders, the Acquirer and BIO-SOLUTIONS INTL respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Omnimed, the Omnimed Shareholders, the Acquirer and BIO-SOLUTIONS INTL with respect to the subject matter hereof.

Enurement

12.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

12.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

12.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

12.11 This Agreement is subject to the laws of the State of Nevada.



                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                             BIO-SOLUTIONS INTL, INC.



                                             By: /s/ Michael E. Bobrick
                                                 Michael E. Bobrick, President
______________________________
-------------------------------
Witness

______________________________
-------------------------------
Name

______________________________
-------------------------------
Address

------------------------------


                                             OMNIMED ACQUISITION CORP.



                                             By: /s/ Michael E. Bobrick
                                                 Michael E. Bobrick, President
______________________________
-------------------------------
Witness

______________________________
-------------------------------
Name

______________________________
-------------------------------
Address

------------------------------


                                             OMNIMED INTERNATIONAL, INC.



                                             By: /s/ Milton Hauser
                                                 Milton Hauser, President
______________________________
-------------------------------
Witness

______________________________
-------------------------------
Name

______________________________
-------------------------------
Address

------------------------------

                                             SHAREHOLDERS



/s/ Milton Hauser
-----------------
Milton Hauser

Vantage Holding Ltd.


By: /s/ Lyle Hauser
    ---------------
Name: Lyle Hauser
Title:   President

                                  Schedule "C"
               BIO-SOLUTIONS INTL Accounts Payable and Liabilities


At June 30, 2005, Bio-Solutions owed the following two entities the amounts set forth below:

Access Investments, Inc.:

     $266,797.48 - principal
     $124,140.74 - interest*
     -----------
     $390,938.22 - Total

     * - Interest accrues on this loan at the rate of $6,669.94 per month.

Kissimmul, Inc.:

     $138,199.52 - principal
     $ 74,429.10 - interest
     -----------
     $390,938.22 - Total

     * - Interest accrues on this loan at the rate of $3,454,99 per month.

The aforementioned debt, which has been subsequently assigned, is being converted into an aggregate of 1,500,000 shares of common stock of the Company.

                                  Schedule "D"
                     BIO-SOLUTIONS INTL Accounts Receivable


                                       N/A

                                  Schedule "E"
                        BIO-SOLUTIONS INTL Bank Accounts

                                       N/A

                                  Schedule "F"
                   BIO-SOLUTIONS INTL Debts to Related Parties

                                       N/A

                                  Schedule "G"
                          BIO-SOLUTIONS INTL Equipment

                                       N/A

                                  Schedule "H"
                      BIO-SOLUTIONS INTL Insurance Policies

                                       N/A

                                  Schedule "I"
                          BIO-SOLUTIONS INTL Inventory

                                       N/A

                                  Schedule "J"
                      BIO-SOLUTIONS INTL Material Contracts

                                      N/A

                                 Schedule 5.1 __

                    Omnimed Options, Warrant or Other Rights


Omnimed has entered into five employment agreements pursuant to which the employees are entitled to receive a maximum of an additional 875,000 shares of common stock and 150,000 stock options.

In addition, Omnimed has a Stock Option Plan for which it has reserved 3,300,000 shares of common stock. As indicated above, 150,000 options have already been granted pursuant to the employment agreements.